As filed with the Securities and Exchange Commission on October 5, 1994

                                                 Registration No. 33-55787
==========================================================================

                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------

                             AMENDMENT NO. 1
                                    TO
                                 FORM S-3
                          REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933

                             ----------------

                      CHRYSLER FINANCIAL CORPORATION
          (Exact name of registrant as specified in its charter)

              MICHIGAN                              38-0961430
  (State or other jurisdiction of                (I.R.S. Employer
   incorporation or organization)              Identification No.)

                           27777 Franklin Road
                        Southfield, Michigan 48034
                              (810) 948-3060
      (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           ROBERT A. LINK, ESQ.
                           27777 Franklin Road
                        Southfield, Michigan 48034
                              (810) 948-3060
        (Name, address, including zip code, and telephone number,
                including area code, of agent for service)

                             ----------------

                             with a copy to:
                       MICHAEL L. FITZGERALD, ESQ.
                               Brown & Wood
                          One World Trade Center
                         New York, New York 10048

     Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this Registration Statement as determined by market conditions.

                             ----------------

      If only securities being registered on this Form are being offered to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]
                             ----------------

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                             ----------------

      Pursuant to Rule 429 under the Securities Act of 1933, the
Prospectus included in this Registration Statement is a combined prospectus and relates to the Registrant's Registration Statements No. 33-50385 and No. 33-52421 on Form S-3.

==========================================================================

                                 PART II
                  INFORMATION NOT REQUIRED IN PROSPECTUS

      The Registrant estimates that expenses (other than underwriting discounts and commissions) in connection with the offering described in this Registration Statement will be as follows:

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

Registration Fee..............................................  $  900,000
Printing and engraving expenses...............................     250,000
Accounting fees and expenses..................................     200,000
Blue Sky fees and expenses....................................      50,000
Rating agency fees ...........................................   1,500,000
Miscellaneous.................................................      50,000
                                                                ----------
    Total.....................................................  $2,950,000

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Article IX of the Articles of Incorporation and Article V of the Bylaws of the Registrant provide for the indemnification of the officers and directors of the Registrant in the matter authorized by Sections 561-571 of the Michigan Business Corporation Act. Generally, these Articles and Bylaws permit the Registrant to indemnify officers and directors against expenses, judgments and other amounts paid in connection with settlement of actions brought against them by third parties if they acted in good faith and in a manner they reasonably believed to be in the best interests of the corporation. They also permit the Registrant to indemnify officers and directors for certain expenses and amounts paid in settlement in connection with an action brought by or in the right of the corporation provided that the officer or director has not been adjudged to be liable for negligence or misconduct in the performance of his duties to Registrant. Reference is made to Exhibits 3(a) and 3(b) to this Registration Statement for the complete texts of Article IX of the Articles of Incorporation and Article V of the Bylaws. Pursuant to the provisions of the Underwriting Agreement annexed to the Registration Statement as Exhibit 1-A and the Distribution Agreement annexed to the Registration Statement as Exhibit 1-B, certain officers, directors and controlling persons of the Registrant are indemnified by the Underwriters thereunder for certain information provided by the Underwriters expressly for use in the Registration Statement.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 by the Registrant may be permitted to directors, officers and controlling persons of the Registrant under the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act and therefore may be unenforceable. If a claim for indemnification against such liabilities (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted against the Registrant by a director, officer or controlling person in connection with the securities offered hereby and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether or not such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

      (a)

Exhibit Number
(Referenced to
  Item 601 of
Regulation S-K)                      Description of Exhibit

      1-A       * Copy of Form of Underwriting Agreement. Filed as Exhibit 1-A
                  to Registration No. 33-32484 of Chrysler Financial Corpora-tion, and incorporated herein by reference.

      1-B       * Copy of Form of Distribution Agreement. Filed as Exhibit 1-B
                  to Registration Statement No. 33-50385, and incorporated herein by reference.

      1-C       * Copy of Form of Remarketing Agreement. Filed as Exhibit 1-C
                  to Registration Statement No. 33-32484 of Chrysler Financial Corporation, and incorporated herein by reference.

      3-A       * Copy of Restated Articles of Incorporation of Chrysler
                  Financial Corporation as adopted and filed with the Corpora-tion Division of Michigan Department of Treasury on October 1, 1971. Filed as Exhibit 3-A to Registration Statement No. 2-43097 of Chrysler Financial Corporation, and incorporated herein by reference.

      3-B       * Copies of amendments to the Restated Articles of Incorpora-
                  tion of Chrysler Financial Corporation filed with the Department of Commerce of the State of Michigan on December 26, 1975, April 23, 1985 and June 21, 1985, respectively. Filed as Exhibit 3-B to the Annual Report of Chrysler Financial Corporation on Form 10-K for the year ended December 31, 1985, and incorporated herein by reference.

      3-C       * Copies of amendments to the Restated Articles of Incorpora-
                  tion of Chrysler Financial Corporation filed with the Department of Commerce of the State of Michigan on August 12, 1987 and August 14, 1987, respectively. Filed as Exhibit 3 to the Quarterly Report of Chrysler Financial Corporation on Form 10-Q for the quarter ended September 30, 1987, and incorporated herein by reference.

      3-D       * Copies of amendments to the Restated Articles of Incorpora-
                  tion of Chrysler Financial Corporation filed with the Department of Commerce of the State of Michigan on December 11, 1987 and January 25, 1988, respectively. Filed as
                  Exhibit 3-D to the Annual Report of Chrysler Financial Corporation on Form 10-K for the year ended December 31, 1989, and incorporated herein by reference.

      3-E       * Copies of amendments to the Restated Articles of Incorpora-
                  tion of Chrysler Financial Corporation filed with the Department of Commerce of the State of Michigan on June 13, 1989, June 23, 1989 (two amendments), September 13, 1989, January 31, 1990 and March 8, 1990, respectively. Filed as
                  Exhibit 3-E to the Annual Report of Chrysler Financial Corporation on Form 10-K for the year ended December 31, 1989, and incorporated herein by reference.

      3-F       * Copy of amendments to the Restated Articles of Incorporation of Chrysler Financial Corporation filed with the Department of Commerce of the State of Michigan on March 29, 1990 and May 10, 1990. Filed as Exhibit 3-G to the Quarterly Report of Chrysler Financial Corporation on Form 10-Q for the quarter ended March 31, 1990, and incorporated herein by reference.

      3-G       * Copy of the By-Laws of Chrysler Financial Corporation as
                  amended to August 1, 1990. Filed as Exhibit 3-I to the Quarterly Report of Chrysler Financial Corporation on Form 10-Q for the quarter ended September 30, 1990, and incorpo-rated herein by reference.

      3-H       * Copy of the By-Laws of Chrysler Financial Corporation as
                  amended to January 1, 1992 and presently in effect. Filed as
                  Exhibit 3H to the Annual Report of Chrysler Financial Corporation on Form 10-K for the year ended December 31, 1991, and incorporated herein by reference.

      4-A       * Copy of Indenture dated as of February 15, 1988 between
                  Chrysler Financial Corporation and Manufacturers Hanover Trust Company, Trustee. Filed as Exhibit 4-A to the Regi-strant's Registration Statement No. 33-23479 on Form S-3, and incorporated herein by reference.

      4-B       * Copy of First Supplemental Indenture dated as of March 1,
                  1988 between Chrysler Financial Corporation and Manufactur-ers Hanover Trust Company, Trustee. Filed as Exhibit 4-B to the Registrant's Registration Statement No. 33-23479 on Form S-3, and incorporated herein by reference.

      4-C       * Copy of Second Supplemental Indenture, dated as of September
                  7, 1990, between Chrysler Financial Corporation and Manufac-turers Hanover Trust Company, Trustee. Filed as Exhibit 4-M to the Quarterly Report of Chrysler Financial Corporation on Form 10-Q for the quarter ended September 30, 1990, and incorporated herein by reference.

      4-D       * Copy of Third Supplemental Indenture, dated as of May 4,
                  1992, between Chrysler Financial Corporation and United States Trust Company of New York, as Successor Trustee. Filed as Exhibit 4-N to the Quarterly Report of Chrysler Financial Corporation on Form 10-Q for the quarter ended June 30, 1992, and incorporated herein by reference.

      4-E       * Copy of Indenture dated as of February 15, 1988 between
                  Chrysler Financial Corporation and IBJ Schroder Bank & Trust Company, Trustee. Filed as Exhibit 4-C to the Registrant's Registration Statement No. 33-23479 on Form S-3, and incorporated herein by reference.

      4-F       * Copy of First Supplemental Indenture dated as of September
                  1, 1989 between Chrysler Financial Corporation and IBJ Schroder Bank & Trust Company, Trustee. Filed as Exhibit 4-N to the Current Report of Chrysler Financial Corporation on Form 8-K dated September 1, 1989 and filed on September 13, 1989, and incorporated herein by reference.

      4-G       * Copy of Indenture dated as of February 15, 1988 between
                  Chrysler Financial Corporation and Irving Trust Company, Trustee. Filed as Exhibit 4-D to the Registrant's Registra-tion Statement No. 33-23479 on Form S-3, and incorporated herein by reference.

      4-H       * Copy of First Supplemental Indenture dated as of September
                  1, 1989 between Chrysler Financial Corporation and Irving Trust Company, Trustee. Filed as Exhibit 4-O to the Current Report of Chrysler Financial Corporation on Form 8-K dated September 1, 1989 and filed on September 13, 1989, and incorporated herein by reference.

      4-I       * Copy of Indenture dated as of September 15, 1986 (as amended and restated) between Chrysler Financial Corporation and Manufacturers Hanover Trust Company, Trustee. Filed as
                  Exhibit 4-E to the Registrant's Registration Statement No. 33-27135 on Form S-3, and incorporated herein by reference.

      4-J       * Copy of Indenture dated as of September 15, 1986 (as amended and restated) between Chrysler Financial Corporation and IBJ Schroder Bank & Trust Company (formerly J. Henry Schroder Bank & Trust Company), Trustee. Filed as Exhibit 4-F to the Registrant's Registration Statement No. 33-27135 on Form S-3, and incorporated herein by reference.

      4-K       * Copy of Forms of Warrant Agreements. Filed as Exhibit 4-M to
                  Registration Statement No. 33-27135 of Chrysler Financial Corporation, and incorporated herein by reference.

      4-L       * Form of Fixed Rate Redeemable or Non-redeemable Note. Filed as Exhibit 4-L to Registration Statement No. 33-50385 of Chrysler Financial Corporation, and incorporated herein by reference.

      4-M       * Form of Fixed Rate Medium-Term Note. Filed as Exhibit 4-M to
                  Registration Statement No. 33-50385 of Chrysler Financial Corporation, and incorporated herein by reference.

      4-N       * Form of Floating Rate Medium-Term Note. Filed as Exhibit 4-N
                  to Registration Statement No. 33-50385 of Chrysler Financial Corporation, and incorporated herein by reference.

      4-O       * Form of Multi-Currency Fixed Rate Medium-Term Note. Filed as
                  Exhibit 4-O to Registration Statement No. 33-50385 of Chrysler Financial Corporation, and incorporated herein by reference.

      4-P       * Form of Multi-Currency Floating Rate Medium-Term Note. Filed
                  as Exhibit 4-P to Registration Statement No. 33-50385 of Chrysler Financial Corporation, and incorporated herein by reference.

      4-Q       * Form of Floating Rate (LIBOR-Based) Note. Filed as Exhibit
                  4-Q to the Current Report on Form 8-K dated and filed November 22, 1993, and incorporated herein by reference.

      5-A Opinion of Allan L. Ronquillo, Esq., Vice President and General Counsel of Chrysler Financial Corporation, including consent.

     12-A Chrysler Financial Corporation and Subsidiaries Computations of Ratios of Earnings to Fixed Charges.

     12-B Chrysler Corporation Consolidated Computations of Ratios of Earnings to Fixed Charges.

      15          Letter re Unaudited Interim Financial Information

     23-A         Consent of Allan L. Ronquillo, Esq. (included in Exhibit
                  5-A)

     23-B         Consent of Deloitte & Touche LLP.

      24 Powers of attorney pursuant to which the signatures of certain directors of Chrysler Financial Corporation have been affixed to this Registration Statement.

      25          Statement of Eligibility and Qualification of Trustee on
                  Form T-1.
- ----------------
* Incorporated herein by reference.


ITEM 17. UNDERTAKINGS.

      (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

      (b) The undersigned registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
      Statement:

                    (i) To include any prospectus required by Section
            10(a)(3) of the Securities Act of 1933;

                   (ii) To reflect in the prospectus any facts or events
            arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (iii) To include any material information with respect
            to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

      provided, however, that paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

            (2) That for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (c) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield and State of Michigan, on the 5th day of October, 1994.

                                        Chrysler Financial Corporation
                                        (Registrant)

                                        By /s/      John P. Tierney
                                                    John P. Tierney
                                                 Chairman of the Board

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


Principal executive officer:                                  Date


 /s/    John P. Tierney         Chairman of              October 5, 1994
        John P. Tierney         the Board


Principal financial officer:


 /s/   Dennis M. Cantwell       Vice President --        October 5, 1994
       Dennis M. Cantwell       Corporate Finance
                                and Development


Principal accounting officer:


 /s/      T.P. Dykstra          Vice President and       October 5, 1994
          T.P. Dykstra          Controller

 Board of Directors:                                           Date


 /s/     W.S. Bishop*           Director                 October 5, 1994
         W.S. Bishop


 /s/      T.P. Capo*            Director                 October 5, 1994
          T.P. Capo


 /s/ Dennis M. Cantwell*        Director                 October 5, 1994
     Dennis M. Cantwell


 /s/     R.J. Eaton*            Director                 October 5, 1994
         R.J. Eaton


 /s/ Jeremiah E. Farrell*       Director                 October 5, 1994
     Jeremiah E. Farrell


 /s/      R.A. Lutz*            Director                 October 5, 1994
          R.A. Lutz


 /s/  W.J. O'Brien III*         Director                 October 5, 1994
      W.J. O'Brien III


 /s/   John P. Tierney*         Director                 October 5, 1994
       John P. Tierney


 /s/     G.C. Valade*           Director                 October 5, 1994
         G.C. Valade


*By    /s/  Robert A. Link
            Robert A. Link
           Attorney-in-Fact
           October 5, 1994

                              EXHIBIT INDEX

 Exhibit
  Number                  Description of Exhibit

   1-A Copy of Form of Underwriting Agreement. Filed as Exhibit 1-A * to Registration No. 33-32434 of Chrysler Financial Corpora-tion, and incorporated herein by reference.

   1-B Copy of Form of Distribution Agreement. Filed as Exhibit 1-B * to Registration Statement No. 33-50385, and incorporated herein by reference.

   1-C    Copy of Form of Remarketing Agreement. Filed as Exhibit 1-C   *
          to Registration Statement No. 33-32484 of Chrysler Financial Corporation, and incorporated herein by reference.

   3-A    Copy of Restated Articles of Incorporation of Chrysler        *
          Financial Corporation as adopted and filed with the Corpora-tion Division of Michigan Department of Treasury on October
          1, 1971. Filed as Exhibit 3-A to Registration Statement No. 2-43097 of Chrysler Financial Corporation, and incorporated herein by reference.

   3-B    Copies of amendments to the Restated Articles of Incorpora-   *
          tion of Chrysler Financial Corporation filed with the Department of Commerce of the State of Michigan on December
          26, 1975, April 23, 1985 and June 21, 1985, respectively.
          Filed as Exhibit 3-B to the Annual Report of Chrysler
          Financial Corporation on Form 10-K for the year ended
          December 31, 1985, and incorporated herein by reference.

   3-C    Copies of amendments to the Restated Articles of Incorpora-   *
          tion of Chrysler Financial Corporation filed with the Department of Commerce of the State of Michigan on August 12, 1987 and August 14, 1987, respectively. Filed as Exhibit 3 to the Quarterly Report of Chrysler Financial Corporation on
          Form 10-Q for the quarter ended September 30, 1987, and incorporated herein by reference.

   3-D    Copies of amendments to the Restated Articles of Incorpora-   *
          tion of Chrysler Financial Corporation filed with the Department of Commerce of the State of Michigan on December
          11, 1987 and January 25, 1988, respectively. Filed as Exhibit 3-D to the Annual Report of Chrysler Financial Corporation on Form 10-K for the year ended December 31, 1989, and incorpo-rated herein by reference.

   3-E    Copies of amendments to the Restated Articles of Incorpora-   *
          tion of Chrysler Financial Corporation filed with the Department of Commerce of the State of Michigan on June 13, 1989, June 23, 1989 (two amendments), September 13, 1989, January 31, 1990 and March 8, 1990, respectively. Filed as
          Exhibit 3-E to the Annual Report of Chrysler Financial Corporation on Form 10-K for the year ended December 31, 1989, and incorporated herein by reference.

   3-F Copy of amendments to the Restated Articles of Incorporation * of Chrysler Financial Corporation filed with the Department of Commerce of the State of Michigan on March 29, 1990 and May 10, 1990. Filed as Exhibit 3-G to the Quarterly Report of Chrysler Financial Corporation on Form 10-Q for the quarter ended March 31, 1990, and incorporated herein by reference.

   3-G    Copy of the By-Laws of Chrysler Financial Corporation as      *
          amended to August 1, 1990. Filed as Exhibit 3-I to the
          Quarterly Report of Chrysler Financial Corporation on Form
          10-Q for the quarter ended September 30, 1990, and incorpo-rated herein by reference.

   3-H    Copy of the By-Laws of Chrysler Financial Corporation as      *
          amended to January 1, 1992 and presently in effect. Filed as
          Exhibit 3H to the Annual Report of Chrysler Financial
          Corporation on Form 10-K for the year ended December 31, 1991, and incorporated herein by reference.

   4-A    Copy of Indenture dated as of February 15, 1988 between       *
          Chrysler Financial Corporation and Manufacturers Hanover
          Trust Company, Trustee. Filed as Exhibit 4-A to the Regi-strant's Registration Statement No. 33-23479 on Form S-3, and incorporated herein by reference.

   4-B    Copy of First Supplemental Indenture dated as of March 1,     *
          1988 between Chrysler Financial Corporation and Manufacturers Hanover Trust Company, Trustee. Filed as Exhibit 4-B to the Registrant's Registration Statement No. 33-23479 on Form S-3, and incorporated herein by reference.

   4-C Copy of Second Supplemental Indenture, dated as of September * 7, 1990, between Chrysler Financial Corporation and Manufac-turers Hanover Trust Company, Trustee. Filed as Exhibit 4-M to the Quarterly Report of Chrysler Financial Corporation on Form 10-Q for the quarter ended September 30, 1990, and incorporated herein by reference.

   4-D    Copy of Third Supplemental Indenture, dated as of May 4,      *
          1992, between Chrysler Financial Corporation and United
          States Trust Company of New York, as Successor Trustee. Filed as Exhibit 4-N to the Quarterly Report of Chrysler Financial Corporation on Form 10-Q for the quarter ended June 30, 1992, and incorporated herein by reference.

   4-E    Copy of Indenture dated as of February 15, 1988 between       *
          Chrysler Financial Corporation and IBJ Schroder Bank & Trust Company, Trustee. Filed as Exhibit 4-C to the Registrant's Registration Statement No. 33-23479 on Form S-3, and incorpo-rated herein by reference.

   4-F Copy of First Supplemental Indenture dated as of September 1, * 1989 between Chrysler Financial Corporation and IBJ Schroder Bank & Trust Company, Trustee. Filed as Exhibit 4-N to the Current Report of Chrysler Financial Corporation on Form 8-K dated September 1, 1989 and filed on September 13, 1989, and incorporated herein by reference.

   4-G    Copy of Indenture dated as of February 15, 1988 between       *
          Chrysler Financial Corporation and Irving Trust Company, Trustee. Filed as Exhibit 4-D to the Registrant's Registra-tion Statement No. 33-23479 on Form S-3, and incorporated herein by reference.

   4-H Copy of First Supplemental Indenture dated as of September 1, * 1989 between Chrysler Financial Corporation and Irving Trust Company, Trustee. Filed as Exhibit 4-O to the Current Report of Chrysler Financial Corporation on Form 8-K dated September 1, 1989 and filed on September 13, 1989, and incorporated herein by reference.

   4-I Copy of Indenture dated as of September 15, 1986 (as amended * and restated) between Chrysler Financial Corporation and Manufacturers Hanover Trust Company, Trustee. Filed as
          Exhibit 4-E to the Registrant's Registration Statement No. 33-27135 on Form S-3, and incorporated herein by reference.

   4-J Copy of Indenture dated as of September 15, 1986 (as amended * and restated) between Chrysler Financial Corporation and IBJ Schroder Bank & Trust Company (formerly J. Henry Schroder
          Bank & Trust Company), Trustee. Filed as Exhibit 4-F to the Registrant's Registration Statement No. 33-27135 on Form S-3, and incorporated herein by reference.

   4-K Copy of Forms of Warrant Agreements. Filed as Exhibit 4-M to * Registration Statement No. 33-27135 of Chrysler Financial Corporation, and incorporated herein by reference.

   4-L    Form of Fixed Rate Redeemable or Non-redeemable Note. Filed   *
          as Exhibit 4-L to Registration Statement No. 33-50385 of Chrysler Financial Corporation, and incorporated herein by reference.

   4-M Form of Fixed Rate Medium-Term Note. Filed as Exhibit 4-M to * Registration Statement No. 33-50385 of Chrysler Financial Corporation, and incorporated herein by reference.

   4-N Form of Floating Rate Medium-Term Note. Filed as Exhibit 4-N * to Registration Statement No. 33-50385 of Chrysler Financial Corporation, and incorporated herein by reference.

   4-O    Form of Multi-Currency Fixed Rate Medium-Term Note. Filed as  *
          Exhibit 4-O to Registration Statement No. 33-50385 of
          Chrysler Financial Corporation, and incorporated herein by reference.

   4-P Form of Multi-Currency Floating Rate Medium-Term Note. Filed * as Exhibit 4-P to Registration Statement No. 33-50385 of Chrysler Financial Corporation, and incorporated herein by reference.

   4-Q    Form of Floating Rate (LIBOR-Based) Note. Filed as Exhibit    *
          4-Q to the Current Report on Form 8-K dated and filed
          November 22, 1993, and incorporated herein by reference.

   5-A    Opinion of Allan L. Ronquillo, Esq., Vice President and
          General Counsel of Chrysler Financial Corporation, including consent.

   12-A Chrysler Financial Corporation and Subsidiaries Computations of Ratios of Earnings to Fixed Charges.

   12-B Chrysler Corporation Consolidated Computations of Ratios of Earnings to Fixed Charges.

    15    Letter re Unaudited Interim Financial Information

   23-A   Consent of Allan L. Ronquillo, Esq. (included in Exhibit 5-A)

   23-B   Consent of Deloitte & Touche LLP.

    24 Powers of attorney pursuant to which the signatures of certain directors of Chrysler Financial Corporation have been affixed to this Registration Statement.

    25    Statement of Eligibility and Qualification of Trustee on Form
          T-1.
- ----------------
 * Incorporated herein by reference.